UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022
Hibbett, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, Jamere Jackson notified Hibbett, Inc., a Delaware corporation (the “Company”), of his decision to resign from the Board of Directors of the Company (the “Board”) and as a member of the Audit Committee of the Board (the “Audit Committee”), effective immediately. Mr. Jackson’s decision to resign from the Board was not the result of any disagreement with the Company over any of its operations, policies or practices.

On June 10, 2022, the Board appointed Pamela Edwards to fill the vacancy created by the resignation of Mr. Jackson, effective June 10, 2022. Ms. Edwards will serve as a Class III member of the Board for a term expiring at the Company’s 2023 Annual Meeting of Stockholders, and until her successor is duly elected and qualified or until her earlier death, resignation, disqualification or removal. In addition, the Board appointed Ms. Edwards to serve as a member of the Audit Committee.

Ms. Edwards will receive compensation as a non-employee director of the Company in accordance with the Company’s non-employee director compensation practices described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022. The initial annual retainer and initial annual equity grant to be received by Ms. Edwards will be prorated for her services during the remainder of fiscal year 2023.

There are no arrangements or understandings between Ms. Edwards and any other person pursuant to which she was appointed as a member of the Board. There are no family relationships between Ms. Edwards and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Ms. Edwards and the Company.

Item 7.01. Regulation FD Disclosure.

On June 13, 2022, the Company issued a press release (the “Press Release”) announcing Mr. Jackson's resignation from and Ms. Edward’s appointment to the Board. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT, INC.

June 13, 2022	By:	/s/ David M. Benck
David M. Benck
Senior Vice President and General Counsel